THE PIA
                                     FUNDS

                          (MONTEREY MUTUAL FUND LOGO)

                                   PROSPECTUS
                                 MARCH 29, 2002
                         (AS SUPPLEMENTED JULY 1, 2002)

                              (THE PIA FUNDS LOGO)

                                   PROSPECTUS
                                 MARCH 29, 2002
                         (AS SUPPLEMENTED JULY 1, 2002)

                                 THE PIA FUNDS

        The PIA Funds are three mutual funds in the Monterey Mutual Fund family advised by Pacific Income Advisers, Inc.

                               The PIA Funds are:

               PIA Short-Term Government Securities Fund (MNTSX)
                       PIA Total Return Bond Fund (MNTTX)
                            PIA Equity Fund (MNTEX)

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
         PIA Funds invest and the services they offer to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970

           The PIA Funds are distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS
                                                                            Page
Questions Every Investor Should Ask Before Investing in the PIA Funds          1
Fees and Expenses                                                              6
Investment Objective, Strategies and Risks                                     8
Management of the Funds                                                       11
The Funds' Share Price                                                        12
Purchasing Shares                                                             14
Redeeming Shares                                                              16
Exchanging Shares                                                             19
Dividends, Distributions and Taxes                                            21
Financial Highlights                                                          22

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                           INVESTING IN THE PIA FUNDS

1. WHAT ARE THE FUNDS' GOALS?

   PIA SHORT-TERM GOVERNMENT SECURITIES FUND

   The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   PIA TOTAL RETURN BOND FUND

   The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market.

   PIA EQUITY FUND

   The Equity Fund seeks long-term growth of capital. The PIA Equity Fund primarily invests in common stocks of U.S. companies.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

   PIA SHORT-TERM GOVERNMENT SECURITIES FUND AND PIA TOTAL RETURN BOND FUND

   Each of the Short-Term Government Fund and the Total Return Bond Fund invests primarily in debt securities, although they differ significantly in the types of debt securities in which they primarily invest. The table below illustrates the differences between these Funds.

                                               SHORT-TERM        TOTAL RETURN
                                             GOVERNMENT FUND      BOND FUND
                                             ---------------     ------------

  1. Is investing in U.S.                          Yes               Yes
     Government securities
     a primary investment strategy?

  2. Is investing in debt securities               No                Yes
     issued by U.S. corporations a
     primary investment strategy?

  3. Is investing in mortgage-backed               Yes               Yes
     or asset-backed securities
     a primary investment strategy?

   The Short-Term Government Fund and the Total Return Bond Fund also differ in the credit quality of the securities in which they invest. The Short-Term Government Fund primarily invests in U.S. Government securities but may also invest in securities rated A or better by a nationally recognized rating agency. The Total Return Bond Fund may invest in securities rated less than A, including up to 10% of its assets in securities rated BB, Ba or B by a nationally recognized rating agency.

  The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will differ. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will range as follows:

                                             SHORT END        LONG END
                                             ---------        --------
      Short-Term Government Fund              6 months        3 years
      Total Return Bond Fund                   1 year         10 years

  In selecting investments for the Short-Term Government Fund and the Total Return Bond Fund, the investment adviser primarily will consider credit quality, duration and yield. The investment adviser actively trades each Fund's portfolio. Each Fund's annual portfolio turnover rate may exceed 100%.

  PIA EQUITY FUND

  The Equity Fund primarily invests in common stocks of U.S. companies. The Equity Fund invests in common stocks of issuers that its investment adviser anticipates will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:

  o  relative price earnings ratio less than that anticipated in the future

  o  relative dividend yield greater than that anticipated in the future

  o  increasing returns on equity

  o  increasing operating margins

  o  below average debt to equity ratio

  The Equity Fund's investment adviser actively trades its portfolio. The Equity Fund's annual portfolio turnover rate may exceed 100%.

3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

   PIA SHORT-TERM GOVERNMENT SECURITIES FUND AND PIA TOTAL RETURN BOND FUND

   Investors in the Short-Term Government Fund and the Total Return Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

   O MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons.

   O INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

   O CREDIT RISK: The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

   O  PREPAYMENT RISK:   Issuers of securities held by a Fund may be able to
prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

   O RISKS ASSOCIATED WITH MORTGAGE-BACK SECURITIES: These include Market Risk, Interest Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

   O LIQUIDITY RISK: Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices.

   O NON-DIVERSIFICATION RISK: The Total Return Bond Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Total Return Bond Fund invests perform poorly, the Fund could incur greater losses than it would had it invested in a greater number of securities.

   O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

   Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Short-Term Government Securities Fund or the PIA Total Return Bond Fund.

   PIA EQUITY FUND

   Investors in the Equity Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

   O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   O SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less) typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

   O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

   O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

   Because of these risks the PIA Equity Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Equity Fund.

4. HOW HAVE THE FUNDS PERFORMED?

   The bar charts and tables that follow provide some indication of the risks of investing in the PIA Funds by showing changes in each Fund's performance from year to year and how their average annual returns over various periods compare to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index with respect to the Short-Term Government Fund, the Lehman Brothers Government/Credit Bond Index with respect to the Total Return Bond Fund, and the Standard & Poor's Composite Index of 500 Stocks with respect to the Equity Fund. Please remember that a Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                   PIA SHORT-TERM GOVERNMENT SECURITIES FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1995                     8.04%
                         1996                     6.83%
                         1997                     6.74%
                         1998                     6.77%
                         1999                     2.74%
                         2000                     7.93%
                         2001                     7.11%

Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 3.21% (quarter ended September 30, 1998) and the lowest total return for a quarter was 0.11% (quarter ended June 30, 1999).

AVERAGE ANNUAL TOTAL RETURNS                                                                       SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 2001)                             PAST YEAR    PAST 5 YEARS        FUND (APRIL 22, 1994)
-----------------------------------------                              ---------    ------------   -------------------------------
PIA Short-Term Government Securities Fund
   Return before taxes                                                   7.11%         6.24%                   6.40%
   Return after taxes on distributions(1)<F1>                            5.00%         3.84%                   4.01%
   Return after taxes on distributions and
     sale of Fund shares(1)                                              4.30%         3.79%                   3.73%
Lehman Brothers 1-3 Year U.S. Government Bond Index(2)<F2>(3)<F3>        8.78%         6.71%                   6.64%(4)<F4>

(1)<F1> The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F2>   Reflects no deduction for fees, expenses and taxes.
(3)<F3> The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than three years weighted according to market capitalization.
(4)<F4> The performance shown is for the period April 29, 1994 through December 31, 2001.

                           PIA TOTAL RETURN BOND FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1999                    -1.02%
                         2000                    11.16%
                         2001                     8.20%

Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 4.46% (quarter ended September 30, 2001) and the lowest total return for a quarter was -1.02% (quarter ended June 30, 1999).

AVERAGE ANNUAL TOTAL RETURNS                                                   SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 2001)                      PAST YEAR          FUND (SEPTEMBER 1, 1998)
------------------------------------------                      ---------      -------------------------------
PIA Total Return Bond Fund
   Return before taxes                                            8.20%                     6.05%
   Return after taxes on distributions(1)<F5>                     5.59%                     3.55%
   Return after taxes on distributions and
     sale of Fund shares(1)<F5>                                   4.99%                     3.59%
Lehman Brothers Government/Credit Bond Index(2)<F6>(3)<F7>        8.50%                     6.23%

 (1)<F5> The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
 (2)<F6>  Reflects no deduction for fees, expenses and taxes.
 (3)<F7> The Lehman Brothers Government/Credit Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds and all SEC registered corporate debt weighted according to market capitalization.

                                PIA EQUITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1997                    19.44%
                         1998                    -4.62%
                         1999                    26.39%
                         2000                     4.84%
                         2001                     4.16%

Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 34.45% (quarter ended December 31, 1999) and the lowest total return for a quarter was -19.62% (quarter ended September 30, 1998). The results do not reflect a sales charge. If they did, the returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)             PAST YEAR     PAST 5 YEARS     SINCE DECEMBER 13, 1996(1)<F8>
------------------------------------------             ---------     ------------     ------------------------------
PIA Equity Fund(2)<F9>
   Return before taxes                                   -0.53%          8.48%                     7.50%
   Return after taxes on distributions(3)<F10>           -0.54%          6.23%                     5.09%
   Return after taxes on distributions and
     sale of Fund shares(3)<F10>                         -0.33%          5.86%                     4.96%
S&P 500(4)<F11>(5)<F12>                                 -11.87%         10.70%                    10.97%

(1)<F8> The Fund's investment adviser, Pacific Income Advisers, Inc., became investment adviser on this date.
(2)<F9>    These results reflect the maximum sales charge of 4.50%.
(3)<F10> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4)<F11>   Reflects no deduction for fees, expenses and taxes.
(5)<F12> The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                         SHORT-TERM            TOTAL RETURN             EQUITY
                                                       GOVERNMENT FUND          BOND FUND                FUND
                                                       ---------------         -----------              ------
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)                     No Sales Charge       No Sales Charge             4.50%
   Maximum Deferred Sales Charge (Load)                  No Deferred           No Deferred            No Deferred
                                                        Sales Charge           Sales Charge          Sales Charge
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends
     And Distributions                                 No Sales Charge       No Sales Charge        No Sales Charge
   Redemption Fee                                           None                   None                  None
   Exchange Fee                                             None                   None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                          0.20%                 0.30%                  1.00%
   Distribution and/or Service (12b-1) Fees                 0.05%                 0.00%*                 0.25%
   Other Expenses                                           0.21%                 0.25%                  1.61%
   Total Annual Fund Operating Expenses                     0.46%*<F13>           0.55%*<F13>            2.86%*<F13>

*<F13> EXPENSE REIMBURSEMENTS. The investment adviser, Pacific Income Advisers, Inc., will reimburse each of the Funds to the extent necessary to insure that the Total Annual Operating Fund Expenses do not exceed the amounts stated below. (During the most recent fiscal year of the PIA Funds, Pacific Income Advisers, Inc. reimbursed each of the Funds to the extent necessary to insure that Total Annual Operating Expenses for the Short-Term Government Fund, Total Return Bond Fund and Equity Fund did not exceed 0.33%, 0.43% and 1.80%, respectively.) Pacific Income Advisers, Inc. may discontinue reimbursing the PIA Funds at any time but will not do so prior to November 30, 2002. (The Total Return Bond Fund did not pay any 12b-1 fees during the fiscal year ending November 30, 2001, but in later fiscal years may pay 12b-1 fees in an amount not to exceed on an annual basis 0.25% of its average daily net assets.)

                         FUND                     AMOUNT
                         ----                     ------
               SHORT-TERM GOVERNMENT FUND         0.35%
               TOTAL RETURN BOND FUND             0.45%
               EQUITY FUND                        1.80%

EXAMPLE

  This example is intended to help you compare the cost of investing in the PIA Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                     ------   -------    -------    --------
  Short-Term Government Fund          $ 47     $  148     $  258     $  579
  Total Return Bond Fund              $ 56     $  176     $  307     $  689
  Equity Fund                         $726     $1,296     $1,891     $3,492

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

PIA SHORT-TERM GOVERNMENT SECURITIES FUND
AND PIA TOTAL RETURN BOND FUND

  The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. government securities"). This Fund normally will invest at least 80% of its net assets in short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than 3 years. The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. This Fund normally will invest at least 80% of its net assets in "bonds". Both Funds consider a "bond" to be any debt instrument other than a money market debt instrument. Neither Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in either Fund might not earn income and investors could lose money.

         HOW WE INVEST OUR ASSETS - FIRST WE TARGET PORTFOLIO DURATION

  In assembling each Fund's portfolio, our Adviser first determines a target duration for each Fund. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond's maturity and its duration. A 5% coupon bond having a ten year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three year maturity will have a duration of approximately 2.6 years. The weighted average duration of the Short-Term Government Fund will range from 6 months to 3 years and the weighted average duration of the Total Return Bond Fund will range from 1 year to 10 years. The actual duration for each Fund will depend on our Adviser's outlook on the shape of the yield curve of fixed income securities. Our Adviser, Pacific Income Advisers, Inc., maintains a data base of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, our Adviser will have the Funds invest in those securities which it believes will experience the largest declines in relative yield when the yield curves "spring back" to a more normal shape. For example

  o When the yield curve is relatively steep, our Adviser will tend to increase the Funds' weighted average duration;

  and

  o When the yield curve is flat or inverted, our Adviser will tend to decrease the Funds' weighted average duration.

        HOW WE INVEST OUR ASSETS - NEXT WE ALLOCATE AMONG ASSET CLASSES

PIA SHORT-TERM GOVERNMENT SECURITIES FUND

  The Short-Term Government Fund primarily invests in two broad asset classes, Mortgage-Backed Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and other U.S. government securities. Our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. Our Adviser may also invest a small portion of this Fund's assets in securities rated A or better by a nationally recognized rating agency when the difference in yield between similar government and non-government securities is high.

PIA TOTAL RETURN BOND FUND

  The Total Return Bond Fund primarily invests in three broad asset classes, U.S. Treasury securities, Mortgage-Backed Securities and investment grade corporate debt securities. Again our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk adjusted basis other asset classes are more attractive. For example the Fund may invest a small portion (up to 10%) of its assets in debt securities rated less than investment grade.

  In determining the relative investment attractiveness of a broad asset class, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. Our Adviser attempts to keep the Fund's portfolio risk (or volatility) below that of the Lehman Brothers Government/Credit Bond Index over a full market cycle. The two principal components of risk of a debt security are duration and credit quality.

       HOW WE INVEST OUR ASSETS - FINALLY WE SELECT INDIVIDUAL SECURITIES

  After having determined the target duration and allocation among asset classes, our Adviser looks for the most attractive yields in the various asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. Our Adviser will attempt to take advantage of the yield differentials among sectors.

                               PORTFOLIO TURNOVER

  Our Adviser actively trades each Fund's portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. Each Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with the various securities in which these Funds will at times invest. These include:

  O RISKS ASSOCIATED WITH ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value. A sudden and extreme increase in prevailing interest rates may cause adjustable and fixed-rate debt securities to decline in value because

  o there may be a time lag between the increases in market rates and an increase in the interest paid on the adjustable or floating rate security

  o there may be limitations on the permitted increases in the interest paid on adjustable or floating rate security so that the interest paid does not keep pace with increases in market interest rates

  o the duration of adjustable rate securities which are Mortgage-Backed Securities may increase because of slowing of prepayments causing investors to consider these securities to be longer term securities.

  O RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

  O RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. The Total Return Bond Fund may invest in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Total Return Bond Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.

PIA EQUITY FUND

  The Equity Fund seeks long-term growth of capital. This Fund normally will invest at least 80% of its net assets in equity securities. The Equity Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Equity Fund might not appreciate and investors may lose money.

  The Equity Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Equity Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Equity Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Equity Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                            HOW WE INVEST OUR ASSETS

  In investing the Equity Fund's assets, our Adviser looks for seasoned smaller companies having a market capitalization of $4 billion or less. Our Adviser is a "bottom up" investor. This means it bases investment decisions on company specific factors. Our Adviser looks for stocks that it believes will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:

  o  relative price earnings ratio less than that anticipated in the future

  o  relative dividend yield greater than anticipated in the future

  o  increasing returns on equity

  o  increasing operating margins

  o  below average debt to equity ratio.

  Our Adviser may invest in stocks in any industry. The Equity Fund sells stocks when our Adviser believes that either the stock's price reflects the company's longer term earnings prospects or the longer term fundamentals of the company are likely to deteriorate.

                               PORTFOLIO TURNOVER

  Our Adviser actively trades the Equity Fund's portfolio. The Equity Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Equity Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Equity Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Equity Fund's shareholders of increased taxes on realized gains. Distributions to the Equity Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                            MANAGEMENT OF THE FUNDS

             PACIFIC INCOME ADVISERS MANAGES THE FUNDS' INVESTMENTS

  Pacific Income Advisers (the "Adviser") is the investment adviser to each of the PIA Funds. The Adviser's address is:

             1299 Ocean Avenue, Suite 210, Santa Monica, CA  90401

  The Adviser has been in business since 1987. As the investment adviser to each Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

          PIA Short-Term Government Securities Fund             0.20%
          PIA Total Return Bond Fund                            0.30%
          PIA Equity Fund                                       1.00%

  The investment advisory fee paid by the PIA Equity Fund is lower at various asset levels. The day-to-day management of each Fund's portfolio is conducted by a committee of employees of the Adviser.

         THE ADVISER MANAGED THE PIA FIXED INCOME GROUP TRUST WHICH WAS
               THE PREDECESSOR TO THE PIA TOTAL RETURN BOND FUND

  On September 1, 1998 the Total Return Bond Fund acquired all of the portfolio securities, cash and cash equivalents then owned by the PIA Fixed Income Group Trust (the "Trust") in exchange for shares of the Total Return Bond Fund. After the exchange, the Trust liquidated and distributed the shares of the Total Return Bond Fund to its beneficiaries. We are providing historical performance data of the Trust measured against the Lehman Brothers Government/Corporate Credit Index (the "Index"). The Adviser calculated the historical performance data in accordance with the requirements of the Securities and Exchange Commission. Although the Adviser managed the Trust and now manages the Total Return Bond Fund in a manner that in all material respects is equivalent to that of the Trust in regard to policies, objectives, guidelines and restrictions, investors should not consider the performance information to be an indication of future performance of the Total Return Bond Fund. Investors should not rely on the historical performance data when making a decision to invest in the Total Return Bond Fund. The Trust was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected its performance results. The performance information for the Trust assumes that all distributions were reinvested and are net of management fees (which were the only expenses borne by the Trust) equal to 0.45% per annum of average net assets. The performance information for the Index assumes the reinvestment of income.

  The performance information of the Trust and the Index is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.

                             ANNUAL RATES OF RETURN

                                       YEARS ENDED DECEMBER 31
                              1994         1995        1996         1997
                              ----         ----        ----         ----
  The Trust                  (3.26%)      19.23%       3.49%       9.88%
  The Index*<F14>            (3.51%)      19.24%       2.90%       9.76%

*<F14> The Lehman Brothers Government/Corporate Credit Index is an unmanaged index consisting of all U.S. Treasury and agency bonds and all SEC-registered corporate debt weighted according to market capitalization.

                       COMPOUNDED ANNUAL RATES OF RETURN
                     (FOR THE PERIOD ENDED AUGUST 31, 1998)

                   1 YEAR     3 YEARS   5 YEARS   SINCE INCEPTION JUNE 30, 1993
                   ------     -------   -------   -----------------------------
  The Trust        11.49%      8.46%     6.88%                7.20%
  The Index        11.42%      8.27%     6.69%                7.06%

  Please remember that past performance is not necessarily an indication of future performance. The investment return and principal value of an investment in the Total Return Bond Fund will fluctuate, and an investor's proceeds upon redemption may be more or less than the original cost of the shares. If the performance of the Trust had been adjusted to reflect the estimated expenses of the Total Return Bond Fund before reimbursement, the performance would have been lower.

                               DISTRIBUTION FEES

  Each of the PIA Funds has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows each Fund to use part of its assets (up to 0.05% of the Short-Term Government Fund's average daily net assets and up to 0.25% of the Total Return Bond Fund's and Equity Fund's average daily net assets) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of the Equity Fund is called its offering price. The price at which investors purchase shares of the Short-Term Government Fund and the Total Return Bond Fund and at which shareholders redeem shares of each Fund, including the Equity Fund, is called its net asset value. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value (offering price for purchases of shares of the Equity Fund) determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value (offering price for purchases of shares of the Equity Fund) determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                                 SALES CHARGES

  You pay no sales charges when purchasing shares of the Short-Term Government Fund or the Total Return Bond Fund. The following table shows the amount of the sales charge you would pay when purchasing shares of the Equity Fund:

                                     SALES CHARGE AS A PERCENTAGE OF

AMOUNT OF PURCHASE               OFFERING PRICE          AMOUNT INVESTED
------------------               --------------          ---------------
Less than $100,000                   4.50%                    4.71%
$100,000 to $249,999                 3.00%                    3.09%
$250,000 to $499,999                 2.50%                    2.56%
$500,000 to $999,999                 2.00%                    2.04%
$1,000,000 or more                    None                     None

                           REDUCING THE SALES CHARGE

  You may be able to reduce or waive the sales charges on your Equity Fund purchases through an "accumulation right" or through a statement of intent.
Your broker or the distributor can explain to you how the accumulation right and the statement of intent operate.

                            NET ASSET VALUE PURCHASE

  You may purchase shares of the Equity Fund at net asset value (without a sales charge) if you:

  o Invest $1,000,000 or more in the Equity Fund and/or the OCM Gold Fund, a Monterey Mutual Fund described in a separate prospectus.

  o Purchase Equity Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool.

  o Purchase Equity Fund shares in an amount not exceeding the amount of Equity Fund shares and/or shares of the OCM Gold Fund which you previously owned and redeemed.

  o  Or members of your family are:

     a.  Officers or trustees of Monterey Mutual Fund

     b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or any investment adviser to any Monterey Mutual Fund.

  o  Are a publisher or subscriber to certain investment advisory newsletters.

  o  An investment adviser investing on behalf of your discretionary accounts.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

  1.  Read this Prospectus carefully

  2. Determine how much you want to invest keeping in mind the following minimums:

      A.  NEW ACCOUNTS
          o  Individual Retirement Accounts and
               qualified retirement plans                               $  100
          o  Automatic Investment Plan                                  $  100
          o  All other accounts                                         $1,000

      B.  EXISTING ACCOUNTS
          o  Dividend reinvestment                                  No Minimum
          o  All accounts                                               $   50

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to your Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. (The Funds have additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.

  4. Make your check payable to "Monterey Mutual Fund." All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Funds will not accept cash or third party checks. UMB FUND SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

  5.  Send the application and check to:
      Monterey Mutual Fund
      c/o UMB Fund Services, Inc.
      P. O. Box 1328
      Milwaukee, WI  53201-1328

  6.  Purchasing Shares By Wire:

      You may purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the transfer agent at 1-800-628-9403 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      UMB Bank, N.A.
      ABA #101000695
      For credit to Monterey Mutual Fund
      Acct. # 9871062791
      For further credit to:
        Investor Account #_______________
        Name or Account Registration
        SSN or TIN
        Identify which fund to purchase

     You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM SELECTED DEALERS

  You may purchase shares of the Equity Fund through brokers or dealers ("Selected Dealers") who have a sales agreement with our distributor, Syndicated Capital, Inc. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Equity Fund. The Selected Dealers may charge fees to their customers for the services they provide them.

  If you place a purchase order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Funds' transfer agent prior to 6:00 P.M. Eastern Time that day, the Equity Fund will process your purchase order at the offering price determined that day. The Selected Dealer is responsible for placing purchase orders promptly with the transfer agent and for forwarding payment within three business days.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Short-Term Government Fund and the Total Return Bond Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

  These Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include these Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

  1. Become shareholders of record of these Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to these Funds' minimum purchase requirement.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from these Funds.

  3. Charge fees to their customers for the services they provide them. Also, these Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on behalf of these Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with these Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

  The Funds may reject any share purchase application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds. Shares of The PIA Funds may not be available in all states.

  The Funds will send investors a written confirmation for all purchases of shares.

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House). The Funds offer the following retirement plans:

  o  Traditional IRA                              o  Roth IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-628-9403. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:

      o  the name of the Fund(s)

      o  account number(s)

      o  the amount of money or number of shares being redeemed

      o  the name(s) on the account

      o  daytime phone number

      o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

      o The redemption proceeds are to be sent to an address other than the address of record

      o  The redemption proceeds exceed $50,000.

  A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE
  GUARANTEE.

  4.  Send the letter of instruction to:
      Monterey Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct UMB Fund Services, Inc. that you want the option of redeeming shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call UMB Fund Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS

                               (EQUITY FUND ONLY)

  You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) If you place a redemption order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Equity Fund's transfer agent prior to 6:00 P.M. Eastern Time that day, the Equity Fund will process your redemption order at the net asset value determined that day. The Selected Dealer is responsible for placing redemption orders promptly with the transfer agent and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Equity Fund will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  1. UMB Fund Services, Inc. receives your written request in proper form with all required information.

  2. UMB Fund Services, Inc. receives your authorized telephone request with all required information.

  3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Equity Fund receives your request in accordance with its procedures and promptly forwards your redemption request to UMB Fund Services, Inc.

  4. A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of either the Short-Term Government Fund or the Total Return Bond Fund receives your request in accordance with its procedures.

  For those shareholders who redeem shares by mail or by telephone, UMB Fund Services, Inc. will send the redemption proceeds no later than the seventh day after it receives the request in proper form with all required information. Those shareholders who redeem shares through Selected Dealers or through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer or Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. UMB Fund Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and UMB Fund Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor UMB Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMB Fund Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

  7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of the Equity Fund may be exchanged for shares of

  o  Any other PIA Fund

  o  Or the following Monterey Mutual Fund
     - Murphy New World Technology Fund
     - Murphy New World Biotechnology Fund
     - Murphy New World Core Technology Fund
     - OCM Gold Fund

at their relative net asset values.

  Shares of either of the Short-Term Government Fund or the Total Return Bond Fund may be exchanged for shares of

  o The Short-Term Government Fund or the Total Return Bond Fund (as applicable)

  o  Or the following Monterey Mutual Fund
     - Murphy New World Technology Fund
     - Murphy New World Biotechnology Fund
     - Murphy New World Core Technology Fund

at their relative net asset values. Shares of the Short-Term Government Fund and the Total Return Bond Fund may not be exchanged for shares of the Equity Fund or the OCM Gold Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus and, if applicable, the Prospectus for the Murphy New World Funds or the OCM Gold Fund.

  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Funds have the same minimum requirements as the Murphy New World Funds and the OCM Gold Fund.)

  3. Call UMB Fund Services, Inc. at 1-800-628-9403 between the hours of 8:00 a.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling UMB Fund Services, Inc., you must instruct UMB Fund Services, Inc. that you want the option of exchanging shares. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Short-Term Government Fund and the Total Return Bond Fund each distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. The Equity Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

  O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMB Fund Services, Inc. or by calling 1-800-628-9403.

  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years for the Short-Term Government Fund and the Equity Fund and the period since inception for the Total Return Bond Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the three fiscal years beginning with the fiscal year ended November 30, 1999 and by other independent accountants for fiscal years prior to 1999. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                      PIA SHORT-TERM GOVERNMENT SECURITIES

                                                                           FOR THE YEARS ENDED

                                                   11/30/01       11/30/00       11/30/99       11/30/98       11/30/97
                                                   --------       --------       --------       --------       --------
Net Asset Value, Beginning of Period               $ 10.12        $ 10.07        $ 10.38        $ 10.26        $ 10.21
                                                   -------        -------        -------        -------        -------
Income from investment operations:
  Net Investment Income                               0.52           0.66           0.55           0.57           0.61
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    0.25           0.05          (0.25)          0.13           0.06
                                                   -------        -------        -------        -------        -------
Total from Investment Operations                      0.77           0.71           0.30           0.70           0.67
                                                   -------        -------        -------        -------        -------
Less Distributions:
  Dividends from net investment income               (0.52)         (0.66)         (0.55)         (0.57)         (0.61)
  Distributions from net realized gains               0.00           0.00          (0.06)         (0.01)         (0.01)
  Return of Capital                                  (0.01)          0.00           0.00           0.00           0.00
                                                   -------        -------        -------        -------        -------
Total Distributions                                  (0.53)         (0.66)         (0.61)         (0.58)         (0.62)
                                                   -------        -------        -------        -------        -------
Net Asset Value, End of Period                     $ 10.36        $ 10.12        $ 10.07        $ 10.38        $ 10.26
                                                   -------        -------        -------        -------        -------
                                                   -------        -------        -------        -------        -------
TOTAL RETURN                                         7.74%          7.30%          3.00%          6.99%          6.56%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                $71,141        $47,191        $47,455        $56,989        $52,912
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                       0.46%          0.48%          0.47%          0.46%          0.55%
  After expense reimbursement                        0.33%          0.30%          0.30%          0.30%          0.30%
Ratio of Net Investment Income to Average
  Net Assets                                         4.97%          6.49%          5.40%          5.51%          5.77%
Portfolio Turnover Rate                               121%            89%           110%           138%            63%

                             PIA TOTAL RETURN BOND

                                                                                                       FOR THE PERIOD
                                                                 FOR THE YEARS ENDED                   9/1/98(1)<F15>
                                                        11/30/01       11/30/00       11/30/99         THRU 11/30/98
                                                        --------       --------       --------         -------------
Net Asset Value, Beginning of Period                    $ 19.23        $ 18.92        $ 20.27             $ 20.00
                                                        -------        -------        -------             -------
Income from investment operations:
  Net Investment Income                                    1.13           1.24           1.16                0.27
  Net Realized and Unrealized
    Gain (Loss) on Investments                             0.93           0.31          (1.31)               0.26
                                                        -------        -------        -------             -------
Total from Investment Operations                           2.06           1.55          (0.15)               0.53
                                                        -------        -------        -------             -------
Less Distributions:
  Dividends from net investment income                    (1.14)         (1.24)         (1.16)              (0.26)
  Distributions from net realized gains                    0.00           0.00          (0.04)               0.00
                                                        -------        -------        -------             -------
Total Distributions                                       (1.14)         (1.24)         (1.20)              (0.26)
                                                        -------        -------        -------             -------
Net Asset Value, End of Period                          $ 20.15        $ 19.23        $ 18.92             $ 20.27
                                                        -------        -------        -------             -------
                                                        -------        -------        -------             -------
TOTAL RETURN                                             10.94%          8.54%         (0.74%)              2.65%(2)<F16>

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                     $59,473        $34,545        $29,652             $24,944
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                            0.55%          0.61%          0.63%               0.63%(3)<F17>
  After expense reimbursement                             0.43%          0.40%          0.40%               0.40%(3)<F17>
Ratio of Net Investment
  Income to Average Net Assets                            5.61%          6.61%          6.06%               5.49%(3)<F17>
Portfolio Turnover Rate                                    134%            46%           104%                 13%

(1)<F15>   Commencement of Operations.
(2)<F16>   Not Annualized.
(3)<F17>   Annualized.

                                PIA EQUITY FUND

                                                                           FOR THE YEARS ENDED

                                                   11/30/01       11/30/00       11/30/99       11/30/98     11/30/97(1)<F18>
                                                   --------       --------       --------       --------     ----------------
Net Asset Value, Beginning of Period               $ 20.46        $ 17.68        $ 17.54        $ 20.79           $ 19.63
                                                   -------        -------        -------        -------           -------
Income from investment operations:
  Net Investment Income (Loss)                       (0.03)          0.01           0.05           0.06             (1.21)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    1.01           2.77           1.83          (0.91)             3.05
                                                   -------        -------        -------        -------           -------
Total from Investment Operations                      0.98           2.78           1.88          (0.85)             1.84
                                                   -------        -------        -------        -------           -------
Less Distributions:
  Distributions (from net investment income)         (0.02)          0.00          (0.08)          0.00              0.00
  Distributions (from net realized gains)            (1.98)          0.00          (1.66)         (2.40)            (0.68)
                                                   -------        -------        -------        -------           -------
Total Distributions                                  (2.00)          0.00          (1.74)         (2.40)            (0.68)
                                                   -------        -------        -------        -------           -------
Net Asset Value, End of Period                     $ 19.44        $ 20.46        $ 17.68        $ 17.54           $ 20.79
                                                   -------        -------        -------        -------           -------
                                                   -------        -------        -------        -------           -------
TOTAL RETURN(2)<F19>                                 4.63%         15.72%         12.07%         (4.86%)            9.96%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                 $5,605         $3,318         $2,072         $2,257            $2,777
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                       2.86%          3.72%          5.36%          3.21%             6.71%
  After expense reimbursement                        1.80%          1.80%          1.80%          2.14%             2.43%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                (0.11%)         0.10%          0.30%          0.23%            (0.06%)
Portfolio Turnover Rate                               186%           526%           276%           135%              140%

 (1)<F18> Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the PIA Equity Fund.
 (2)<F19> Total return does not reflect sales loads charged by the PIA Equity Fund.

  To learn more about the PIA Funds you may want to read the PIA Funds' Statement of Additional Information (or "SAI") which contains additional information about the PIA Funds. The PIA Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the PIA Funds' investments by reading the PIA Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the PIA Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403.

  Prospective investors and shareholders who have questions about the PIA Funds may also call the following number or write to the following address.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970
                             www.montereyfunds.com

  The general public can review and copy information about the PIA Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the PIA Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-6009

  Please refer to the PIA Funds' Investment Company Act File No. 811-04010 when seeking information about the PIA Bond Funds from the Securities and Exchange Commission.